UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  07/26/2005

BJ Services Company
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-10570

DE	63-0084140
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

5500 Northwest Central Drive, Houston, TX 77092
(Address of Principal Executive Offices, Including Zip Code)

713-895-5624
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

News Release Announcing Third Quarter Results.

On July 26, 2005, BJ Services Company issued a news release announcing third quarter results for the period ended June 30, 2005. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

The information in this report is being furnished pursuant to Item 2.02 of Form 8-K. Accordingly, the information in Item 2.02 of this report and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

This report contains forward-looking statements within the meaning of the Securities Litigation Reform Act that involve risks and uncertainties, including oil and gas price volatility, variations in demand for our services, operational and other risks, and other factors described from time to time in the Company's publicly available SEC reports, which could cause actual results to differ materially from those indicated in the forward-looking statements. In this report, the words "expect," "estimate," "project," "believe," "achievable" and similar words are intended to identify forward-looking statements.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

BJ Services Company

Date: July 25, 2005.	By:	/s/ T.M. Whichard
T.M. Whichard
Vice President - Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Earnings Press Release - 7/26/05